INVESCO MID CAP CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            44,848
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             1,236
          Class C                                             9,116
          Class R                                             3,786
          Class Y                                            33,179
          Class R5                                            5,409
          Class R6                                              134

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 24.39
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 17.25
          Class C                                           $ 17.19
          Class R                                           $ 23.69
          Class Y                                           $ 24.66
          Class R5                                          $ 26.09
          Class R6                                          $ 26.13

INVESCO SMALL CAP GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         7

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            19,186
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               107
          Class C                                               719
          Class R                                             3,087
          Class Y                                             3,843
          Investor Class                                      7,248
          Class R5                                           25,391
          Class R6                                            4,194

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 39.07
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 30.06
          Class C                                           $ 30.01
          Class R                                           $ 37.10
          Class Y                                           $ 39.83
          Investor Class                                    $ 40.58
          Class R5                                          $ 42.58
          Class R6                                          $ 42.67

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 2,522
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    45
           Class C                            $   256
           Class R                            $    28
           Class Y                            $   152
           Class R5                           $   297

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2636
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1996
           Class C                            $0.1993
           Class R                            $0.2464
           Class Y                            $0.2818
           Class R5                           $0.2999

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              9,476
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                199
           Class C                              1,224
           Class R                                116
           Class Y                                526
           Class R5                               990

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 13.20
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 12.49
           Class C                            $ 12.48
           Class R                            $ 13.22
           Class Y                            $ 13.23
           Class R5                           $ 13.38

INVESCO GROWTH ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         11

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            59,971
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             5,220
          Class C                                            11,866
          Class R                                             1,831
          Class S                                             1,848
          Class Y                                               435
          Class R5                                                1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 14.04
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 13.84
          Class C                                           $ 13.85
          Class R                                           $ 13.99
          Class S                                           $ 14.04
          Class Y                                           $ 14.03
          Class R5                                          $ 14.12

INVESCO MODERATE ALLOCATION FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 4,465
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $   130
           Class C                            $   469
           Class R                            $   115
           Class S                            $   223
           Class Y                            $    55
           Class R5                           $     2

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.0864
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.0382
           Class C                            $0.0381
           Class R                            $0.0702
           Class S                            $0.0928
           Class Y                            $0.1026
           Class R5                           $0.1092

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             51,861
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              3,115
           Class C                             12,289
           Class R                              1,593
           Class S                              2,357
           Class Y                                544
           Class R5                                14

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 12.56
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 12.47
           Class C                            $ 12.46
           Class R                            $ 12.53
           Class S                            $ 12.55
           Class Y                            $ 12.57
           Class R5                           $ 12.60

INVESCO CONSERVATIVE ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         15

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 2,529
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    90
           Class C                            $   475
           Class R                            $    93
           Class S                            $    27
           Class Y                            $    46
           Class R5                           $    --

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.1118
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.0678
           Class C                            $0.0679
           Class R                            $0.0971
           Class S                            $0.1177
           Class Y                            $0.1261
           Class R5                           $0.1300

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             22,828
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              1,243
           Class C                              7,024
           Class R                                942
           Class S                                223
           Class Y                                377
           Class R5                                 2

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 11.26
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 11.13
           Class C                            $ 11.15
           Class R                            $ 11.22
           Class S                            $ 11.28
           Class Y                            $ 11.25
           Class R5                           $ 11.32

INVESCO INCOME ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 3,597
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    47
           Class C                            $   985
           Class R                            $    44
           Class Y                            $   237
           Class R5                           $    20

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.1782
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1362
           Class C                            $0.1362
           Class R                            $0.1643
           Class Y                            $0.1925
           Class R5                           $0.1925

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             22,412
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                330
           Class C                              8,116
           Class R                                255
           Class Y                              1,414
           Class R5                               123

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 11.01
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 11.03
           Class C                            $ 11.02
           Class R                            $ 11.02
           Class Y                            $ 11.01
           Class R5                           $ 11.02

INVESCO INTERNATIONAL ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         17

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            11,781
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               325
          Class C                                             2,550
          Class R                                               564
          Class Y                                               657
          Class R5                                              667

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 10.90
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 10.86
          Class C                                           $ 10.86
          Class R                                           $ 10.89
          Class Y                                           $ 10.88
          Class R5                                          $ 10.92

INVESCO BALANCED-RISK RETIREMENT NOW FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $    28
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $    22
           Class B                          $    --
           Class C                          $     1
           Class CX                         $     1
           Class R                          $     2
           Class RX                         $    --
           Class Y                          $     5
           Class R5                         $     9
           Class R6                         $     1

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $0.0180
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $0.0180
           Class B                          $0.0012
           Class C                          $0.0012
           Class CX                         $0.0012
           Class R                          $0.0124
           Class RX                         $0.0123
           Class Y                          $0.0238
           Class R5                         $0.0238
           Class R6                         $0.0238

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            1,488
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                           1,207
           Class B                               32
           Class C                              473
           Class CX                             337
           Class R                              114
           Class RX                              22
           Class Y                              190
           Class R5                             350
           Class R6                              41

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $  8.76
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                         $  8.75
           Class B                          $  8.55
           Class C                          $  8.55
           Class CX                         $  8.55
           Class R                          $  8.71
           Class RX                         $  8.69
           Class Y                          $  8.83
           Class R5                         $  8.83
           Class R6                         $  8.83

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         20

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                       4,843
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                        975
          Class B                                         160
          Class C                                       1,043
          Class CX                                        292
          Class R                                         735
          Class RX                                         64
          Class Y                                         701
          Class R5                                      3,040
          Class R6                                        134

74V.  1   Net asset value per share (to nearest cent)
          Class A                                      $ 9.12
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                     $ 9.12
          Class B                                      $ 8.98
          Class C                                      $ 8.97
          Class CX                                     $ 8.97
          Class R                                      $ 9.08
          Class RX                                     $ 9.08
          Class Y                                      $ 9.13
          Class R5                                     $ 9.18
          Class R6                                     $ 9.19

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         21

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                       5,335
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                        714
          Class B                                         203
          Class C                                       1,550
          Class CX                                        199
          Class R                                       1,163
          Class RX                                        128
          Class Y                                         659
          Class R5                                      3,338
          Class R6                                        157

74V.  1   Net asset value per share (to nearest cent)
          Class A                                      $ 8.81
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                     $ 8.82
          Class B                                      $ 8.68
          Class C                                      $ 8.68
          Class CX                                     $ 8.68
          Class R                                      $ 8.75
          Class RX                                     $ 8.74
          Class Y                                      $ 8.84
          Class R5                                     $ 8.87
          Class R6                                     $ 8.86

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                       3,999
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                        390
          Class B                                          92
          Class C                                         747
          Class CX                                         65
          Class R                                         916
          Class RX                                         81
          Class Y                                         320
          Class R5                                      3,094
          Class R6                                        173

74V.  1   Net asset value per share (to nearest cent)
          Class A                                      $ 8.09
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                     $ 8.08
          Class B                                      $ 7.96
          Class C                                      $ 7.95
          Class CX                                     $ 7.95
          Class R                                      $ 8.03
          Class RX                                     $ 8.04
          Class Y                                      $ 8.12
          Class R5                                     $ 8.13
          Class R6                                     $ 8.13

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                       1,917
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                        141
          Class B                                          44
          Class C                                         622
          Class CX                                         20
          Class R                                         522
          Class RX                                         23
          Class Y                                         279
          Class R5                                        988
          Class R6                                         65

74V.  1   Net asset value per share (to nearest cent)
          Class A                                      $ 8.00
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                                     $ 8.01
          Class B                                      $ 7.85
          Class C                                      $ 7.87
          Class CX                                     $ 7.87
          Class R                                      $ 7.95
          Class RX                                     $ 7.95
          Class Y                                      $ 8.03
          Class R5                                     $ 8.04
          Class R6                                     $ 8.05

INVESCO U.S. MORTGAGE FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         26

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 8,892
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    33
           Class C                            $   144
           Class Y                            $   387
           Class R5                           $    --

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2670
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.2181
           Class C                            $0.2178
           Class Y                            $0.2832
           Class R5                           $0.2853

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             32,608
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                130
           Class C                                667
           Class Y                              1,285
           Class R5                                 2

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 12.34
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 12.28
           Class C                            $ 12.25
           Class Y                            $ 12.39
           Class R5                           $ 12.38

INVESCO CONVERTIBLE SECURITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         27

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $10,684
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    38
           Class C                            $ 2,045
           Class Y                            $14,625
           Class R5                           $    63
           Class R6                           $   231

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2803
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1874
           Class C                            $0.2221
           Class Y                            $0.3105
           Class R5                           $0.3174
           Class R6                           $0.3270

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             36,764
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                172
           Class C                              9,072
           Class Y                             47,705
           Class R5                               192
           Class R6                               715

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 24.27
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 24.33
           Class C                            $ 24.16
           Class Y                            $ 24.29
           Class R5                           $ 24.28
           Class R6                           $ 24.28

INVESCO MULTI-ASSET INFLATION FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         28

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                15
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                 1
          Class R                                                 1
          Class Y                                                27
          Class R5                                                1
          Class R6                                                1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                             $9.53
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                             $9.50
          Class R                                             $9.52
          Class Y                                             $9.55
          Class R5                                            $9.55
          Class R6                                            $9.55

INVESCO ALTERNATIVE STRATEGIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER :       811-2699
SERIES NO.:         29

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                36
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                 2
          Class R                                                 2
          Class Y                                                15
          Class R5                                                1
          Class R6                                                1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                             $9.64
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                             $9.60
          Class R                                             $9.63
          Class Y                                             $9.66
          Class R5                                            $9.65
          Class R6                                            $9.65